April 30, 2001
Dear Shareholder:

First Quarter Review

     Despite the initial market surge in January after Gloria Macapagal-Arroyo was installed as the Philippines' new president, the Philippine stock market continued to contract on a quarterly basis. In the first quarter of 2001, the Philippine composite index (Phisix), the Fund's benchmark, declined by 2.0% in US dollar terms. While the market's decline is slight and is in fact the market's best performance in five quarters, the significant gains achieved in mid-January and sustained until mid-February were reversed.

     Political concerns lingered. Former President Joseph Estrada's petition with the Supreme Court challenging the legitimacy of the Arroyo administration weighed down sentiment. The Supreme Court has since ruled in favor of the current government. With the ruling, Mr. Estrada loses immunity from suit and has been arrested on charges of economic plunder. In the meantime, elections are scheduled on May 14 for thirteen senators as well as all members of Congress and local government officials. The government needs to secure a majority in Congress in order to be able to pass and implement its reform agenda most efficiently. Recent surveys have indicated that this outcome is likely.

     The macroeconomic issues facing the government remain daunting, but early indications appear positive. The budget deficit for the first two months of the year fell within programmed levels, with the success due more to spending cuts rather than revenue generation. Interest rates have been cut by 550 basis points since their peak last year, and the peso, while showing a recent weakening alongside the yen, has remained generally stable at around P50 per US dollar.

     Corporate earnings for 2000 were expectedly weak as a result of declining margins, hefty provisioning, foreign exchange losses and high interest costs, especially during the fourth quarter of 2000. While an earnings recovery is expected for 2001 and forecast earnings were upgraded after People Power II, these forecasts remain at risk from the projected slowing of the country's macroeconomic growth.

     The weakness of the US and Japanese economies took center stage in the latter part of the first quarter and the Philippine stock market declined in tandem with global markets.


First Philippine Fund Performance

     The First Philippine Fund Inc.'s (Fund) per share net asset value (NAV) declined by 6.67% in the past quarter to US$4.06. Reflecting the volatility of its underlying market, the Fund's total net assets reached its peak in the quarter at US$54.7 million in mid-February 2001 before contracting to US$45.5 million at the quarter's end. The Fund's share price closed at $3.20 on March 30, declining by 5.19% in the quarter.

     The Fund's performance relative to its benchmark came largely as a result of its highly conservative posture during a sharp Philippine market rally in January. With its large cash position (9.9% of the portfolio at the start of the quarter) and low exposure to Philippine securities (76.3% of the portfolio), the Fund expectedly fell behind after the market spike in the days after People Power II. It was, however, able to reduce the gap in the remainder of the quarter while the Philippine market was consolidating.

     In the last few months, the Fund adopted the following significant changes:

o In the December 2000 semi-annual report, the Fund indicated it would liquidate its non-Philippine portfolio and raise investments in Philippine securities. This was achieved by the end of the first quarter. Investments in Philippine securities were raised from 76.3% of the portfolio at the end of the December 2000 quarter to 90.5% at the end of the March 2001 quarter.

o The Fund's Board of Directors, in its last meeting on April 26, authorized an aggressive and continuing share repurchase program over the next two years of up to 20% of the Fund's outstanding shares. The Board is optimistic that, over time, the buyback program will help to narrow the discount the Fund's shares trade to its NAV.


Market Outlook

     Going forward, we expect the market to remain muted due to various uncertainties - the need to consolidate political power bases, the challenges of the domestic economy, and the impact of a global slowdown. In general, investors are in a wait-and-see posture for more positive indicators after the May elections. The market's consolidation, however, has opened attractive opportunities for further rebuilding of the portfolio. The Fund will pursue a bargain-hunting strategy, accumulating discounted blue chips at attractive valuations, in anticipation of a post-election run up, and a possible pick-up in global markets by the second half of the year.

     Even after the recent dramatic changes in the Philippines, there will undoubtedly remain many political and economic challenges ahead. The road will remain bumpy. Yet, we are confident the country is moving in the right direction
- towards transparency and good governance, a rule of law applied to all, and reforms to create a level playing field.

     Thank you for your continued support of The First Philippine Fund.


                                Sincerely,



                                /s/ Lilia C. Clemente
                                -----------------------------------------------
                                Lilia C. Clemente
                                Director, President and Chief Executive Officer

The First Philippine Fund Inc.
SCHEDULE OF NET ASSETS
March 31, 2001 (Unaudited)

                                                         Number of Shares        Value
----------------------------------------------------------------------------------------
PHILIPPINE SECURITIES (94.1%)
----------------------------------------------------------------------------------------
COMMON STOCK (87.1%)
Conglomerates (16.7%)
    Aboitiz Equity Ventures, Inc.                           17,200,000        $  487,736
    Alsons Consolidated Resources, Inc. (a)(b)              15,000,000            54,688
    Ayala Corp.                                             36,464,323         5,465,475
    Benpres Holdings (b)                                    29,109,700         1,391,483
    Metro Pacific Corp. (b)                                 15,550,000           157,481
    Pryce Corp. (b)                                         19,490,000           122,378
    Uniwide Holdings,  Inc. (b)(d)                          20,687,000           121,513
----------------------------------------------------------------------------------------
                                                                               7,800,754
----------------------------------------------------------------------------------------

Construction/Engineering (1.2%)
    DMCI  Holdings, Inc. (b)                                25,604,000           168,546
    Union Cement Corp. (b)(d)                               22,038,041           388,347
----------------------------------------------------------------------------------------
                                                                                 556,893
----------------------------------------------------------------------------------------

Financial Services (10.7%)
    Bank of the Philippine Islands                           1,349,068         1,899,095
    Bankard Inc.                                             6,470,000           193,952
    Equitable PCI Bank, Inc.                                   673,900           723,435
    Metropolitan Bank & Trust Company                          487,120         2,150,901
----------------------------------------------------------------------------------------
                                                                               4,967,383
----------------------------------------------------------------------------------------

Food and Beverage (16.6%)
    Cosmos Bottling Corp. (a)                                5,109,000           263,879
    Del Monte Pacific Ltd. (b)(g)                            2,400,000           599,737
    Jollibee Foods Corp.                                     3,404,945           810,357
    La Tondena Distillers, Inc.                              2,035,000         1,236,556
    San Miguel Corp. -A                                      4,536,442         4,272,642
    Universal Robina Corp.                                   6,162,000           561,645
----------------------------------------------------------------------------------------
                                                                               7,744,816
----------------------------------------------------------------------------------------

Media (5.1%)
    ABS-CBN Broadcasting Corp. PDR (d)(f)                    2,670,000         2,352,494
----------------------------------------------------------------------------------------
                                                                               2,352,494
----------------------------------------------------------------------------------------

Port Operations (1.5%)
     Asian Terminals, Inc.                                  24,949,980           545,785
     International Container Terminal Services, Inc.(b)      7,643,750           161,016
----------------------------------------------------------------------------------------
                                                                                 706,801
----------------------------------------------------------------------------------------

The First Philippine Fund Inc.
SCHEDULE OF NET ASSETS (Continued)
March 31, 2001 (Unaudited)

                                                         Number of Shares        Value
----------------------------------------------------------------------------------------
PHILIPPINE SECURITIES (Continued)
----------------------------------------------------------------------------------------
COMMON STOCK (Continued)
Real Estate Development (15.2%)
     Ayala Land, Inc.                                       26,589,585       $ 2,962,118
     Belle Corp. (b)                                         5,900,008            46,606
     Filinvest Land, Inc. (b)                               27,387,499         1,065,079
     SM Prime Holdings, Inc.                                24,100,000         3,026,473
----------------------------------------------------------------------------------------
                                                                               7,100,276
----------------------------------------------------------------------------------------

Technology (1.7%)
     Ionics Circuits, Inc.                                   1,900,000           442,568
     Music Corp. (b)                                         1,900,000           103,907
     SPI Technologies (b)                                      900,500           223,433
----------------------------------------------------------------------------------------
                                                                                 769,908
----------------------------------------------------------------------------------------

Telecommunications (14.2%)
     Digital Telecommunications Phils., Inc. (b)            20,200,000           212,756
     Global Telecom, Inc.                                       17,000           235,006
     Philippine Long Distance Telephone Co. ADR (e)            430,020         6,170,787
----------------------------------------------------------------------------------------
                                                                               6,618,549
----------------------------------------------------------------------------------------

Utilities (4.2%)
     Manila Electric Co.-- A                                 2,257,600         1,943,408
----------------------------------------------------------------------------------------
                                                                               1,943,408
----------------------------------------------------------------------------------------

TOTAL COMMON STOCK
     (Cost $65,989,795)                                                       40,561,282
----------------------------------------------------------------------------------------
WARRANTS (0.0%)
Electronics (0.0%)
     Music Corp. (a)(b)                                        111,764               879
----------------------------------------------------------------------------------------
TOTAL WARRANTS
     (Cost $1,118)                                                                   879
----------------------------------------------------------------------------------------

                                                                               Units/Per
SCHEDULE OF NET ASSETS (Continued)                             Maturity         Shares           Value
--------------------------------------------------------------------------------------------------------
BONDS (1.4%)
Bacnotan Consolidated Industries, Inc., 5.50%
     (Cost $1,750,000)                                         06/21/04        $  1,750     $    656,250
--------------------------------------------------------------------------------------------------------
INVESTMENTS IN FOREIGN CURRENCY (5.6%)
    Philippine Pesos (c)
     (Cost $2,657,441)                                                                         2,621,345
--------------------------------------------------------------------------------------------------------
TOTAL PHILIPPINE SECURITIES
     (Cost $70,398,354)                                                                       43,839,756
--------------------------------------------------------------------------------------------------------
UNITED STATES SECURITIES (5.9%)
--------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (5.9%)
American Express Credit Corp., 5.402%
     (Cost $2,764,000)                                         04/02/01           2,764        2,764,000
--------------------------------------------------------------------------------------------------------
TOTAL UNITED STATES SECURITIES                                                                 2,764,000
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
     (Cost $73,162,354)**                                                                     46,603,756
Liabilities less other assets                                                                 (1,073,648)
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS
     (applicable to 11,225,000 common shares outstanding)                                   $ 45,530,108
--------------------------------------------------------------------------------------------------------
NET ASET VALUE PER SHARE
     ($45,530,108/11,225,000)                                                                     $ 4.06
--------------------------------------------------------------------------------------------------------

**  Cost of Total Investments
    Common Stock                                                                            $ 65,989,795
    Warrants                                                                                       1,118
    Bonds                                                                                      1,750,000
    Foreign Currency                                                                           2,657,441
    Commercial Paper                                                                           2,764,000
                                                                                            ------------
                                                                                            $ 73,162,354
                                                                                            ============

((a)  At fair value as determined by the Board of Directors.
(b)   Non-income producing security.
(c) Daily interest is being accurued at a rate of 4% of the outstanding balance.
(d) Pursuant to Rule 144A under the Securities Act of 1933, all or a portion of these securties can only be sold to qualified institutional investors.
(e)   ADR--American Depository Receipt.
(f)   PDR--Philippine Depository Receipt.
(g)   Singapore Security.#The First Philippine Fund, Inc.

                      [This Page Intentionally Left Blank]

Directors and Officers
============

Benjamin P. Palma Gil
Director and Chairman
Lilia C. Clemente
Director, President and Chief Executive Officer
Leopoldo M. Clemente, Jr.
Director, Executive Vice President and Managing Director
M.A.T. Caparas
Director
Roberto de Ocampo
Director
John Anthony B. Espiritu
Director
Andres R. Narvasa
Director
Joseph A. O'Hare, S.J.
Director
Robert B. Oxnam
Director
Stephen J. Solarz
Director
Santiago S. Cua, Jr.
Executive Vice President and Managing Director
Joaquin G. Hofilena
Vice President and Treasurer
Imelda Singzon
Vice President
Maria Distefano
Assistant Secretary

Executive Offices
============

152 West 57th Street, New York, NY 10019
(For latest net asset value and market
data, please call 212-765-0700 or access http://www.clementecapital.com.
For shareholder account inquiries, call
1-800-937-5449.)

============

Investment Adviser
Clemente Capital, Inc.

============

Administrator
PFPC Inc.

============

Transfer Agent and Registrar
American Stock Transfer & Trust Company

============

Custodian
Brown Brothers Harriman & Co.

============

Legal Counsel
Fulbright & Jaworski L.L.P.

============

Independent Accountants
PricewaterhouseCoopers LLP

                         SUMMARY OF GENERAL INFORMATION

============

THE FUND

     The First Philippine Fund Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of Philippine companies. The Fund is managed by Clemente Capital, Inc.

============

SHAREHOLDER INFORMATION

     Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "FtPhil". The Fund's New York Stock Exchange trading symbol is FPF. Net asset value (NAV) and market price information about The First Philippine Fund Inc. shares are published each Monday in The Wall Street Journal, The New York Times and in other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.

============

DIVIDEND REINVESTMENT PLAN

     Through its voluntary Dividend Reinvestment Plan, shareholders of The First
Philippine  Fund  Inc.  may  elect  to  receive   dividends  and  capital  gains
distributions in the form of additional shares of the Fund.

--------------------------------------------------------------------------------
This report, including the financial information herein, is transmitted to the shareholders of The First Philippine Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.
--------------------------------------------------------------------------------




                                   [GRAPHIC]


                         The First Philippine Fund Inc.



                                Quarterly Report

                                 March 31, 2001